                                                                                     Exhibit 99

                                          ADVANTA CORP.
                                           HIGHLIGHTS
                         SUPPLEMENTAL CONSOLIDATING INCOME STATEMENT
                                         (IN THOUSANDS)

                                                    THREE MONTHS ENDED MARCH 31, 1999
                                 --------------------------------------------------------------
                                              ADVANTA      ADVANTA
                                 ADVANTA      LEASING      BUSINESS
                                 MORTGAGE     SERVICES      CARDS       OTHER (A)      TOTAL
                                 --------     --------     --------     ---------     --------
REVENUES:
Gain on sale of receivables      $ 36,560     $  4,357     $  6,172     $(12,320)     $ 34,769
Interest income                    42,443        1,084        5,363       15,057        63,947
Servicing revenues                 22,320        1,433        3,485           --        27,238
Other                               1,494        6,792        6,897       18,620        33,803
                                 --------     --------     --------     --------      --------
     Total revenues               102,817       13,666       21,917       21,357       159,757
                                 --------     --------     --------     --------      --------

EXPENSES:
Operating expenses                 67,037        8,964       11,029        1,623        88,653
Interest expense                   23,607        2,652        2,288       14,730        43,277
Provision for credit losses         2,703          681        2,184        4,580        10,148
Unusual charges (b)                    --           --           --        6,713         6,713
                                 --------     --------     --------     --------      --------
    Total expenses                 93,347       12,297       15,501       27,646       148,791
                                 --------     --------     --------     --------      --------

INCOME BEFORE INCOME TAXES          9,470        1,369        6,416       (6,289)       10,966
Income tax expense (benefit)        3,622          523        2,453       (2,405)        4,193
                                 ========     ========     ========     ========      ========
    NET INCOME                   $  5,848     $    846     $  3,963       (3,884)     $  6,773
                                 ========     ========     ========     ========      ========

(a) Other includes the insurance and venture capital divisions, and costs associated with exiting the auto finance business.

(b) Unusual charges include non-recurring charges associated with cost reduction initiatives.

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
                                            ADVANTA CORP.
                                              HIGHLIGHTS
                          RECONCILIATION TO PORTFOLIO LENDER EARNINGS FORMAT
                                            (IN THOUSANDS)

                                                       THREE MONTHS ENDED MARCH 31, 1999
                                                ------------------------------------------------
                                                                    PRO FORMA         PORTFOLIO
                                                AS REPORTED        ADJUSTMENTS          LENDER
                                                -----------        -----------        ----------
REVENUES:
Gain on sale of receivables                        $ 34,769          $(36,560)[a]      $ (1,791)
Interest income                                      63,947           165,649 [b]       229,596
Servicing revenues                                   27,238            (7,482)[c]        19,756
Other                                                33,803                              33,803
                                                   --------          --------          --------
     Total revenues                                 159,757           121,607           281,364
                                                   --------          --------          --------

EXPENSES:
Operating expenses                                   88,653             1,798 [d]        90,451
Interest expense                                     43,277           111,030 [b]       154,307
Provision for credit losses                          10,148             8,779 [e]        18,927
Unusual charges                                       6,713                               6,713
                                                   --------          --------          --------
    Total expenses                                  148,791           121,607           270,398
                                                   --------          --------          --------

INCOME BEFORE INCOME TAXES                         $ 10,966          $      0          $ 10,966
                                                   ========          ========          ========

FOOTNOTES FOR PRO FORMA ADJUSTMENTS:

[a] Represents the reclassification of net gains recognized on the sale of mortgage loans for the period.

[b] Represents the adjustment to interest income and interest expense as if the securitized mortgage loans were still owned by the Company and remained on the balance sheet for the period presented.

[c] Represents the reclassification of servicing revenues on securitized mortgage loans for the period presented.

[d] Represents the reclassification of securitization costs incurred by the Company.

[e] Represents the amount by which the provision for credit losses would have increased had the securitized mortgage loans remained on the balance sheet and the provision for credit losses on securitized receivables been equal to actual reported charge-offs.



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
                                                   ADVANTA CORP.
                                                    HIGHLIGHTS
                                      ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
                                                                            THREE MONTHS ENDED
                                               ---------------------------------------------------------------------------
                                                                                                          PERCENT CHANGE
                                                     MARCH 31,         DECEMBER 31,       MARCH 31,             FROM
ORIGINATIONS                                           1999                1998            1998 (A)         PRIOR QUARTER
------------                                       -----------         -----------       -----------      ---------------
Direct                                             $   403,204         $   506,819       $   283,048           -20.4%
Broker                                                 109,538             128,285            78,423           -14.6
Conduit                                                181,835             388,594           403,811           -53.2
Corp. Finance                                           16,773             330,677           349,415           -94.9
Auto                                                     5,103               6,298            21,103           -19.0
                                                   -----------         -----------       -----------
Total Advanta Mortgage loans                           716,453         $ 1,360,673       $ 1,135,800           -47.3%

Leases                                             $   109,836         $   102,683           $62,651             7.0%
Business cards                                         400,428             399,080           289,400             0.3
                                                   -----------         -----------       -----------
Total leases and business cards                    $   510,264         $   501,763       $   352,051             1.7%

SECURITIZATION/SALES VOLUME
---------------------------
Advanta Mortgage                                   $   634,147         $ 1,124,060       $ 1,008,860           -43.6%
Leases                                                  95,574              89,105            59,700             7.3
Business cards                                          24,248              24,024            50,469             0.0
                                                   -----------         -----------       -----------
Total securitization/sales volume                  $   753,969         $ 1,237,189       $ 1,119,029           -39.1%

AVERAGE MANAGED RECEIVABLES
---------------------------
Mortgage loans                                     $ 8,114,144         $ 7,705,545       $ 5,396,611             5.3%
Auto loans                                             198,321             224,515           224,099           -11.7
Leases                                                 677,768             638,399           584,645             6.2
Business cards                                         822,852             789,220           678,059             4.3
Other loans                                             17,820              17,866            12,458            -0.3
                                                   -----------         -----------       -----------
Total average managed receivables                  $ 9,830,905         $ 9,375,545       $ 6,895,872             4.9
Total average serviced receivables                 $18,410,992         $17,123,098       $16,000,830             7.5%

ENDING MANAGED RECEIVABLES
--------------------------
Mortgage loans                                     $ 8,212,797         $ 8,074,295       $ 5,826,742             1.7%
Auto loans                                             185,621             210,951           219,651           -12.0
Leases                                                 712,243             670,240           593,889             6.3
Business cards                                         832,086             814,734           700,558             2.1
Other loans                                             17,093              17,862            11,770            -4.3
                                                   -----------         -----------       -----------
Total managed receivables                          $ 9,959,840         $ 9,788,082       $ 7,352,610             1.8
Total serviced receivables                         $18,870,671         $18,066,410       $16,124,042             4.5%

IO AND CMSR ROLLFORWARD
-----------------------
Beginning Balance                                  $   296,478         $   267,036
Retained IO on sales, net                               31,297              32,261
Hedge impact                                            (3,614)             22,524
Write-down related to auto loans                        (7,828)                  -
Transaction expenses                                     1,472               6,114
Interest income                                         11,118               5,792
Cash received                                          (42,177)           (37,877)
Other, net                                               (873)                 628
                                                      --------          ----------
Ending balance                                         285,873             296,478


(A) Excludes consumer credit card business.

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
                                                   ADVANTA CORP.
                                                    HIGHLIGHTS
                                      ($ IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  THREE MONTHS ENDED
                                              ------------------------------------------------------------
                                                                                                  PERCENT
                                                                                                   CHANGE
                                                                                                    FROM
                                               MAR. 31,        DEC. 31,         MAR. 31,            PRIOR
                                                 1999            1998           1998 (A)           QUARTER
                                               --------        --------         --------          --------
EARNINGS
--------
As a % of average managed receivables:
     Operating expenses                           3.47%          3.90%            3.30%           -11.1%
     Charge-offs                                  1.36           1.45             4.35             -6.0
Earnings per common share                      $  0.25        $  0.16          $ 11.84             56.3
Diluted earnings per share                        0.25           0.16            11.04             56.3
Return on average common equity                   4.54%          2.98%          260.14%            52.2

COMMON STOCK DATA
-----------------
Weighted average common shares
   used to compute:
Earnings per common share                       23,122         23,185           35,278             -0.3
Diluted earnings per share                      23,213         23,194           37,915              0.1

Ending shares outstanding                       25,660         25,643           25,234              0.1

Stock price:
   Class A
      High                                     $15.188        $14.875          $32.750              2.1
      Low                                       10.313          7.125           21.000             44.7
      Closing                                   11.063         13.250           22.500            -16.5
  Class B
      High                                     $12.313        $12.000          $31.250              2.6
      Low                                        7.750          5.250           19.688             47.6
      Closing                                    8.938         11.063           21.000            -19.2

Cash dividends declared
   Class A                                     $ 0.063        $ 0.063          $ 0.063              0.0
   Class B                                       0.076          0.076            0.076              0.0

Book value per common share (B)                $ 22.10        $ 22.19          $ 21.04             -0.4


(A)  Includes consumer credit card business (where applicable).

(B)  Assumes conversion of the Class B Preferred Stock.

                 -Statistical Supplement Available Upon Request-